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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2006

                                  FOSSIL, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-19848                75-2018505
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(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)       File Number)         Identification No.)

              2280 N. Greenville Avenue
                  Richardson, Texas                              75082
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (972) 234-2525.


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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 15, 2006, Fossil, Inc. issued a press release announcing financial results for the quarter ended July 8, 2006. A copy of this press release is attached hereto as Exhibit 99.1.

         The information in this Current Report and the accompanying exhibit is being furnished, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such a filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

99.1 Press Release, dated August 15, 2006, announcing financial results for the quarter ended July 8, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 15, 2006

                                                FOSSIL, INC.


                                                By:    /s/ Mike L. Kovar
                                                       -------------------------
                                                Name:  Mike L. Kovar
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION
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99.1           Press Release, dated August 15, 2006, announcing financial results for the quarter ended July 8, 2006.

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